Exhibit 99.10a

EXECUTION VERSION

ASSIGNMENT AND RECOGNITION AGREEMENT

THIS ASSIGNMENT AND RECOGNITION AGREEMENT (this “Assignment Assignment”), dated as of May 1, 2007, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the “Assignee”), Morgan Stanley Mortgage Capital Inc. (the “Assignor”), Republic Federal Bank National Association, formerly known as The Hemisphere National Bank, a national banking association (the “Company”), and acknowledged by LaSalle Bank National Association, as trustee (the “Trustee”) of Morgan Stanley Mortgage Loan Trust 2007-8XS (the “Trust”), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the “Master Servicer”):

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance

1.           The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under and all obligations related to (a) those certain Mortgage Loans listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Exhibit A (the “Mortgage Loans”) and (b) except as described below, that certain Second Amended and Restated Mortgage Loan Sale and Servicing Agreement (the “Sale and Servicing Agreement”), dated as of February 1, 2007, between the Assignor, as purchaser (the “Purchaser”), and the Company, as seller, solely insofar as the Sale and Servicing Agreement relates to the Mortgage Loans.  For the avoidance of doubt, all of the Mortgage Loans are “Servicing Retained” (as such term is defined in the Sale and Servicing Agreement).

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (a) Subsection 7.05 of the Sale and Servicing Agreement or (b) any mortgage loans subject to the Sale and Servicing Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Assignment Agreement.

Recognition of the Company

2.           From and after May 31, 2007 (the “Closing Date”), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights and obligations under the Sale and Servicing Agreement (solely to the extent set forth herein) and this Assignment Agreement to the Trust created pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), among the Assignee, the Trustee and Wells Fargo Bank, National Association, as master servicer and as securities administrator.  The Company hereby acknowledges and agrees that from and after the Closing Date (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans, (iii) except as provided in the preceding paragraph, the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Sale and Servicing Agreement (as modified by Section 6 below), including, without limitation, the enforcement of the document delivery requirements set forth in Section 6 of the Sale and Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser, the Custodian or the Bailee under the Sale and Servicing Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf).  Such rights will include, without limitation, the right to terminate the Company, as servicer (in such capacity, the “Servicer”), under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Sale and Servicing Agreement, the right to examine the books and records of the Servicer to the extent provided in the Sale and Servicing Agreement, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by Assignor.  Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Sale and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company’s performance under the Sale and Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.  The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, National Association
ABA Number:  121-000-248
Account Name:  Corporate Trust Clearing
Account number:  3970771416
For further credit to:  53153400, MSM 2007-8XS

The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager, MSM 2007-8XS
Office Number:  (410) 884-2000
Telecopier: (410) 715-2380

Representations and Warranties of the Company

3.           The Company warrants and represents to the Assignor, the Assignee, the Master Servicer and the Trust as of the date hereof that:

(a)           The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)           The Company has full power and authority to execute, deliver and perform its obligations under this Assignment Agreement and has full power and authority to perform its obligations under the Sale and Servicing Agreement.  The execution by the Company of this Assignment Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.  The execution, delivery and performance by the Company of this Assignment Agreement have been duly authorized by all necessary corporate action on part of the Company.  This Assignment Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor, the Assignee, the Master Servicer and the Trust, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Assignment Agreement; and

(d)           There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Assignment Agreement or the Sale and Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Assignment Agreement or the Sale and Servicing Agreement, and the Company is solvent.

(e)           The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).

4.           (a) Pursuant to Section 15 of the Sale and Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee, the Master Servicer and the Trust, that the representations and warranties set forth in Section 7.01 and Section 7.02 of the Sale and Servicing Agreement with respect to the Mortgage Loans are true and correct as of the date hereof as if such representations and warranties were made on the date hereof unless otherwise specifically stated in such representations and warranties.

(b)           It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment Agreement and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

Remedies for Breach of Representations and Warranties

5.           The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee, the Master Servicer and the Trust (including the Trustee acting on the Trust’s behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 7.03 of the Sale and Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

Amendments to Sale and Servicing Agreement

6.           The parties to this Assignment Agreement hereby agree to amend the Sale and Servicing Agreement solely with respect to the Mortgage Loans as follows:

(a)           The definition of “Servicing Fee Rate” in Section 1 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“Servicing Fee Rate:  With respect to each adjustable-rate Mortgage Loan, 0.375% per annum and with respect to each fixed-rate Mortgage Loan, 0.250% per annum.”

(b)           Subsections 11.19 and 11.20 of the Sale and Servicing Agreement are hereby deleted.

(c)           Subsection 13.01 (b) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement (except as provided in Subsection 34.07) which failure continues unremedied for a period of sixty (60) days (or, in the case of (i) the servicer compliance statement required under Subsection 34.04, (ii) the report on assessment of compliance and attestation required under Subsection 34.05, or (iii) the certification required under Section 15 in the form of Exhibit 16, five (5) days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;”

(d)           Section 14.02 of the Sale and Servicing Agreement is hereby deleted.

(e)           The second sentence of Subsection 34.06(a) is hereby amended as follows:

“Any notices required by this Subsection 34.06(a) shall be sent via telecopier or certified or registered mail to the addresses set forth in Section 7 of the Assignment Agreement.”

(f)           The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Section 35:

“Third Party Beneficiary.  For purposes of this Agreement, including but not limited to Subsections 34.04 and 34.05, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.”

(g)           Exhibit 9 to the Sale and Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 9 attached to this Assignment Agreement as Exhibit II.

(h)           Exhibits 16 to the Sale and Servicing Agreement is hereby replaced in its entirety with Exhibit A-1 to this Assignment Agreement.

(i)           Written notice provided in compliance with Sections 34.03(d), (e) or (g) of the Sale and Servicing Agreement shall be substantially in the form of Exhibit C-1 to this Assignment Agreement.

Notices

7.           Any notices or other communications permitted or required under the Sale and Servicing Agreement to be made to the Company, Assignor, Assignee, and the Trustee shall be made in accordance with the terms of the Sale and Servicing Agreement and shall be sent to the Assignee and Trustee as follows:

In the case of Assignor:

Morgan Stanley Mortgage Capital Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Morgan Stanley Mortgage Loan Trust 2007-8XS

With a copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: General Counsel’s Office

In the case of Assignee:

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-8XS

In the case of the Trustee:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services MSM 2007-8XS

In the case of the Company, as Seller:

Republic Federal Bank N.A.
1001 Brickell Bay Drive, 19th Floor
Miami, Florida 33131
Attention: Gloria Tang

With a copy to:

Republic Federal Bank N.A.
8600 N. W. 36th Street, Suite 800
Miami, Florida 33166
Attention: Olga Pereiro

In the case of the Company, as Servicer:

Republic Federal Bank N.A.
8600 N. W. 36th Street, Suite 800
Miami, Florida 33166
Attention: Olga Pereiro

With a copy to:

Republic Federal Bank N.A.
1001 Brickell Bay Drive, 19th Floor
Miami, Florida 33131
Attention: Gloria Tang

or to such other address as may hereafter be furnished by Assignee and the Trustee to the parties in accordance with the provisions of the Sale and Servicing Agreement.

Miscellaneous

8.           This Assignment Agreement shall be construed in accordance with the laws of the State of New York to the extent such laws are not preempted by federal law, without giving effect to the conflict of laws provisions of the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance therewith.

9.           No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Master Servicer and the Trustee.

10.           This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto, including the Master Servicer and the Trust (including the Trustee acting on the Trust’s behalf).  Any entity into which Assignor, Assignee, Master Servicer or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee, Master Servicer or Company, respectively, hereunder.

11.           Each of this Assignment Agreement and the Sale and Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Sale and Servicing Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Sale and Servicing Agreement.

The Company hereby agrees that, for so long as the Trust is reporting under the Exchange Act, its obligations under Section 34 of the Sale and Servicing Agreement, as modified by this Assignment Agreement, shall survive the termination and removal of the Company as servicer of the Mortgage Loans in the Trust and continue to apply for each calendar year or portion thereof during which the Company had serviced the Mortgage Loans.

12.           This Assignment Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

13.           In the event that any provision of this Assignment Agreement conflicts with any provision of the Sale and Servicing Agreement with respect to the Mortgage Loans, the terms of this Assignment Agreement shall control.

14.           Capitalized terms used in this Assignment Agreement (including the exhibits hereto) but not defined in this Assignment Agreement shall have the meanings given to such terms in the Sale and Servicing Agreement or, if not defined therein, in the Pooling and Servicing Agreement.  In the event that the definition of a capitalized term in the Sale and Servicing Agreement conflicts with the definition of that capitalized term in the Pooling and Servicing Agreement, the definition in the Pooling and Servicing Agreement shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

MORGAN STANLEY MORTGAGE CAPITAL INC.

By: /s/ Valerie Kay
Name:  Valerie Kay
Title:     Vice President

MORGAN STANLEY CAPITAL I INC.

By: /s/ Valerie Kay
Name:  Valerie Kay
Title:     Vice President

REPUBLIC FEDERAL BANK N.A.

By: /s/ Walter Cock
Name:  Walter Cock
Title:     Chairman & CEO

By:  /s/ Daniel Schwartz
Name:  Daniel Schwartz
Title:    President

Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer

By: /s/ Carla S. Walker
Name:  Carla S. Walker
Title:    Vice President

LASALLE BANK NATIONAL ASSOCIATION
as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-8XS

By: /s/ Rita Lopez
Name:  Rita Lopez
Title:    Vice President

EXHIBIT I

Mortgage Loan Schedule

[see Schedule A to Pooling and Servicing Agreement]

        EXH. I-1

Exhibit IIA: Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY

2

HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

3

Exhibit IIB: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

4

Exhibit IIB: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

5

Exhibit IIB: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

6

Exhibit IIC: Standard File Layout – Master Servicing

Exhibit 1: Layout
Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

2

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar – value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No comma(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

3

Exhibit 2:  Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
For Month Ended: mm/dd/yyyy	Servicer Name
Prepared by:	Investor Nbr

Section 1. Remittance and Ending Balances – Required Data
Beginning Loan Count	Ending Loan Count	Total Monthly Remittance Amo.	Total Ending Unpaid Principal Balance	Total Monthly Principal Balance
0	0	$0.00	$0.00	$0.00

Principal Calculation
1.	Monthly Principal Due	+ $0.00
2.	Current Curtailments	+ $0.00
3.	Liquidations	+ $0.00
4.	Other (attach explanation)	+ $0.00
5.	Principal Due	$0.00
6.	Interest (reported “gross”)	+ $0.00
7.	Interest Adjustments on Curtailments	+ $0.00
8.	Servicing Fees	− $0.00
9.	Other Interest (attach explanation)	+ $0.00
10.	Interest Due (need to subtract ser fee)	+ $0.00
Remittance Calculation
11.	Total Principal and Interest Due (lines 5+10)	+ $0.00
12.	Reimbursement of Non-Recoverable Advances	− $0.00
13.	Total Realized Gains	+ $0.00
14.	Total Realized Losses	− $0.00
15.	Total Prepayment Penalties	+ $0.00
16.	Total Non-Supported Compensating Interest	− $0.00
17.	Other (attach explanation)	$0.00
18.	Net Funds Due on or before Remittance Date	$ $0.00

Section 2. Delinquency Report – Optional Data for Loan Accounting
Installments Delinquent
Total No. of Loans	Total No. of Delinquencies	30- Days	60- Days	90 or more Days	In Foreclosure (Optional)	Real Estate Owned (Optional)	Total Dollar Amount of Delinquencies
0	0	0	0	0	0	0	$0.00

4

Section 3. REG AB Summary Reporting – REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	LOAN COUNT	BALANCE
PREPAYMENT PENALTY AMT	0	$0.00
PREPAYMENT PENALTY AMT WAIVED	0	$0.00
DELINQUENCY P&I AMOUNT	0	$0.00

5

 Exhibit IID : Calculation of Realized Loss/Gain Form 332– Instruction Sheet
NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

1.

2.	The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:
*
For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

*	For escrow advances - complete payment history
(to calculate advances from last positive escrow balance forward)
*	Other expenses - copies of corporate advance history showing all payments
*	REO repairs > $1500 require explanation
*	REO repairs > $3000 require evidence of at least 2 bids.
*	Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate
*	Unusual or extraordinary items may require further documentation.
13.	The total of lines 1 through 12.
3.           Credits:

14-21.	Complete as applicable. Required documentation:
*	Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
Letter of Proceeds Breakdown.
*	Copy of EOB fro any MI or gov't guarantee
*	All other credits need to be clearly defined on the 332 form
22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

EXH. II-1

Total Realized Loss (or Amount of Any Gain)
23.	The total derived from subtractng line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXH. II-2

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

   Prepared by:  __________________                                                                                                Date:  _______________
Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type:  REO Sale         3rd Party Sale         Short Sale                    Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown        Yes    No
     If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$______________(1)
(2)	Interest accrued at Net Rate	________________(2)
(3)	Accrued Servicing Fees	________________(3)
(4)	Attorney's Fees	________________(4)
(5)	Taxes (see page 2)	________________(5)
(6)	Property Maintenance	________________(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________(7)
(8)	Utility Expenses	________________(8)
(9)	Appraisal/BPO	________________(9)
(10)	Property Inspections	_______________(10)
(11)	FC Costs/Other Legal Expenses	_______________(11)
(12)	Other (itemize)	_______________(12)
	Cash for Keys__________________________	_______________(12)
	HOA/Condo Fees_______________________	_______________(12)
	______________________________________	_______________(12)

	Total Expenses	$ _______________(13)
Credits:
(14)	Escrow Balance	_______________(14)
(15)	HIP Refund	_______________(15)
(16)	Rental Receipts	_______________(16)
(17)	Hazard Loss Proceeds	_______________(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	______________(18a)
	HUD Part A	______________(18b)
HUD Part B

EXH. II-3

(19)	Pool Insurance Proceeds	_______________(19)
(20)	Proceeds from Sale of Acquired Property	_______________(20)
(21)	Other (itemize)	_______________(21)
	_______________________________________	_______________(21)

	Total Credits	$ _______________(22)
Total Realized Loss (or Amount of Gain)		$ _______________(23)

EXH. II-4

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXH. II-5

EXHIBIT A-1
FORM OF ANNUAL CERTIFICATION

Re:	The [ ] agreement dated as of [ ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Wachovia Mortgage Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)        I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance Addendum to the Agreement (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)        Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)        Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)        I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)        The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

EXH. A-1-1

Date: _______________________

By:     _______________________
    Name:
    Title:

EXH. A-1-2

EXHIBIT B-1

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”;

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(i)
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X

EXH. B-1-1

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original  identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.   Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122( d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122( d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122( d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[REPUBLIC FEDERAL BANK N.A.]
[NAME OF SUBSERVICER]

Date: _________________________________

By: __________________________________
Name:
Title:

EXHIBIT C-1

Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer]
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services – MSM 2007-8XS - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section [34.03(d)][34.03(e)][34.03(g)] of the Sale and Servicing Agreement, dated as of December 1, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of [date], among Morgan Stanley Capital I Inc., as Depositor, Republic Federal Bank N.A., Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee.  The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  [   ].

[NAME OF PARTY]

as [role]

By: __________________

Name:

Title: